MAY 18, 2004



TO ALL CLASS A VOTING PREFERRED STOCKHOLDERS:

Enclosed is the Notice of Annual Meeting of Stockholders, Proxy Statement, and Ballot and Proxy to: elect four directors of South Dakota State Medical Holding Company, Incorporated ("DAKOTACARE" or the "Company"), for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2007. Also enclosed is the Company's 2003 Annual Report to Shareholders.

The Ballot and Proxy must be postmarked by June 6, 2004, and mailed or delivered to the DAKOTACARE office.

If you have any questions, please call Bruce Hanson or Kirk Zimmer at DAKOTACARE at (605) 334-4000.

Sincerely,



L. Paul Jensen
Chief Executive Officer


LPJ:sj
Enc.






































DAKOTACARE
1323 South Minnesota Avenue
Sioux Falls, SD 57105


BALLOT AND PROXY

The undersigned hereby appoints James Reynolds, M.D., and James
Engelbrecht, M.D., or either of them as proxy of the undersigned, with full power of substitution, for and in the name of the undersigned in the election of directors and such other business as may properly come before the Annual Meeting of Shareholders of DAKOTACARE to be held on June 10, 2004, at 3 p.m., CMT, or any adjournment thereof, for holders of Class A Voting Preferred Stock and Class B Voting Preferred Stock as of May 11, 2004. This is being solicited by the Board of Directors of South Dakota State Medical Holding Company, Incorporated.


Election of Directors

You have a total of four (4) votes to cast. Please vote below for any of the four (4) individuals nominated for directors with terms expiring in 2007. You may vote for NO MORE THAN four (4) individuals. Your four (4) votes may all be cast for one (1) individual or a combination of up to four (4) individuals. Indicate beside the nominee the number of votes you wish to cast for that individual. If you indicate more than four (4) votes in total, your ballot
will be disqualified.   If no choice is specified, the proxy will be voted
against all nominees.

Individuals Nominated by Board of Directors

_____	Thomas Luzier, M.D.
_____	John Rittmann, M.D.
_____	Thomas Krafka, M.D.
_____ Stephan Schroeder, M.D.

Please return this ballot and proxy in the accompanying prepaid postage envelope. The Ballot and Proxy must be postmarked by June 6, 2004, and mailed or delivered to the DAKOTACARE office.



							Signature


							Name (please print)


							Date


















SOUTH DAKOTA STATE MEDICAL
HOLDING COMPANY, INCORPORATED
1323 South Minnesota Avenue
Sioux Falls, SD 57105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 10, 2004

TO THE CLASS A AND B VOTING PREFERRED STOCKHOLDERS OF SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED:

Notice is hereby given that the Annual Meeting of Stockholders of South Dakota State Medical Holding Company, Incorporated ("DAKOTACARE" or the "Company"), will be held on Thursday, June 10, 2004, at the Ramkota Hotel, Rapid City, South Dakota, at 3 p.m., Rapid City, South Dakota time, for the following purposes:

1. To elect four directors of the Company for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2007.

2. To consider such other business as may properly come before the stockholders for vote at the Annual Meeting.

Only the stockholders of record of the Company's Class A Voting Preferred Stock and Class B Voting Preferred Stock at the close of business on April 28, 2004, will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

A form of Ballot and Proxy and Proxy Statement containing more detailed information with respect to the matters to be considered at the Annual Meeting accompany this notice.

NOTE: The Ballot and Proxy must be postmarked by June 6, 2004 (the "Deadline"), and mailed or delivered to the DAKOTACARE office.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE THE DEADLINE.

                                   BY ORDER OF THE BOARD OF DIRECTORS,

                                   __/s/__James Engelbrecht, M.D.___
                                   James Engelbrecht, M.D.
                                   Secretary
April 28, 2004




















SOUTH DAKOTA STATE MEDICAL
HOLDING COMPANY, INCORPORATED
1323 South Minnesota Avenue
Sioux Falls, South Dakota 57105


                                      PROXY STATEMENT
                                            FOR
                              ANNUAL MEETING OF STOCKHOLDERS

JUNE 10, 2004


This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of South Dakota State Medical Holding Company, Incorporated (the "Company" or "DAKOTACARE"), for use at an Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 10, 2004, at 3 p.m., Rapid City, South Dakota time, at the Ramkota Hotel, Rapid City, South Dakota, and at any adjournment or postponement thereof.

At the Annual Meeting, the Company's Class A and B stockholders will be asked to consider and vote upon the following proposals described in the enclosed Notice of Annual Meeting:

1. To elect four directors of the Company for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2007.

2. To consider such other business as may properly come before the stockholders for vote at the Annual Meeting.

This Proxy Statement and the form of Ballot and Proxy enclosed are being mailed to stockholders commencing on or about April 28, 2004. NOTE: The Ballot and Proxy must be postmarked by June 6, 2004 (the "Deadline"), and mailed or delivered to the DAKOTACARE office.

VOTING AND PROXY INFORMATION

Shares of the Company's Class A Voting Preferred Stock and Class B Voting Preferred Stock represented by ballots and proxies in the form solicited will be voted in the manner directed by a stockholder. If no direction is made by a stockholder, the proxy will be treated as present for purposes of a quorum, but not voted for the election of directors. If no direction is made by a stockholder, at the discretion of the proxy holders, the proxy will be voted for any other matters that properly come before the stockholders for vote at the Annual Meeting.

A stockholder may revoke his or her Ballot and Proxy at any time before the Deadline by delivering to the Secretary of the Company a written notice of termination of the proxy's authority or by filing with the Secretary of the Company another timely Ballot and Proxy bearing a later date.

Votes are cast by ballot and proxy for the Annual Meeting and will be tabulated by the inspectors of election appointed by the Company for the meeting, and the number of stockholders voting by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum for all matters. Shares abstaining with respect to any matter will be treated as a vote against such matter.

Only the holders of the Company's Class A Voting Preferred Stock and Class B Voting Preferred Stock whose names appear of record on the Company's books at the close of business on April 28, 2004 (the "Record Date"), will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, a total of 1,435 shares of Class A Voting Preferred Stock, 1,800 shares of Class B Voting Preferred Stock, and 1,365,604 shares of Class C Non-Voting Common Stock were outstanding. The holders of a majority of the Class A Voting Preferred Stock and Class B Voting Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting, represented by proxy, will constitute a quorum for the transaction of business. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is present. The election of each director will be decided by a plurality vote. The affirmative vote of the holders of a majority of the shares of Class A Voting Preferred Stock and Class B Voting Preferred Stock (voting as one class), represented at the Annual Meeting in person or by proxy, is necessary for the approval of all other matters proposed to the stockholders at the Annual Meeting. Other than the election, the Board of Directors are not aware of any other matters that would be proposed for action on the floor of this Annual Meeting. Each holder of the Company's Class A Voting Preferred Stock and
Class B Voting Preferred Stock is entitled to one vote for each share held. There is a right to cumulate voting for the election of directors. In the exercise of cumulative voting rights, each holder of preferred shares is entitled to as many votes as shall equal the number of his preferred shares multiplied by the number of directors to be elected, and by giving written instructions to the Company they may cast all such votes for a single director or may distribute them among the directors to be voted for as he/she sees fit.

Expenses in connection with the solicitation of proxies by the Board of Directors will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone or telecopier.


AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is required to file periodic reports, proxy statements, and other information with the Securities and Exchange Commission (the "SEC") relating to its business, financial statements, and other matters. Such reports, proxy statements, and other information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street N.W., Washington, DC 20549, and at the SEC's regional offices located at 233 Broadway, New York, NY 10279, and 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such materials can also be obtained at prescribed rates from the public reference section of the SEC at 450 Fifth Street N.W., Washington, DC 20549. In addition, the SEC maintains a web site (address http://www.sec.gov) on the Internet that contains reports, proxy statements, and other information for companies like the Company, which file electronically.


ELECTION OF DIRECTORS

Nominees and Voting

Pursuant to the Company's Bylaws, the Board of Directors consists of ten directors who are elected for three-year terms expiring at each successive Annual Meeting of Stockholders. Currently, no director may serve more than three consecutive terms. The terms of Dr. Ben J. Henderson, Dr. Thomas L. Krafka, Dr. John E. Rittmann, and Dr. Stephan D. Schroeder expire at the
2004 Annual Meeting of Stockholders; the terms of and the terms of Dr. James Reynolds, Mr. Van Johnson, and Mr. Bob Sutton expire at the 2005 Annual Meeting of Stockholders; and the terms of Dr. James Engelbrecht, Dr. K. Gene Koob, and Dr. John Sternquist expire at the 2006 Annual Meeting of Stockholders. The Bylaws currently require that eight of the directors be holders of Class A Voting Preferred Stock of the Company and two of the directors be consumers. The Articles of Incorporation restrict ownership of Class A Voting Preferred Stock to medical or osteopathic physicians who have executed Participating Physician Agreements with the Company. To assure equal eligibility and opportunity throughout the state of South Dakota and to avoid domination of the Board of Directors by any geographic area or areas, the number of physician directors from any one District Medical Society of the South Dakota State Medical Association cannot exceed two. The consumer directors may be from any geographic location which is served by South Dakota State Medical Holding Company and their residence does not affect the geographic restriction for physician directors. The consumer directors are currently Mr. Van Johnson and Mr. Bob Sutton. The officers of the Company are appointed by the Board of Directors and hold office until their successors are chosen and qualified.

The Board of Directors has nominated the following four (4) individuals to serve as directors with terms expiring at the 2007 meeting of the shareholders: John Rittmann, M.D.; Thomas Krafka, M.D.; Stephan
Schroeder, M.D.; and Thomas Luzier, M.D. The Board of Directors has been informed that each of the four (4) nominees is willing to serve as a director; however, if any nominee should decline or become unable to serve as a director for any reason, the proxy may be voted for such other person as the proxies shall, in their discretion, determine unless otherwise directed on the ballot and proxy.

Nominee Information

The following table sets forth certain information as of April 28, 2004, concerning the four nominees for election as directors of the Company with terms expiring at the 2007 meeting of the shareholders:

Name                            Age            Position with Company

John Rittmann, M.D.              66             Director
Thomas Krafka, M.D.              59             Director
Stephan Schroeder, M.D.          53             Director
Thomas Luzier, M.D.              56             None

Dr. Rittmann became a director of the Company in June 1997. He is a member of the South Dakota State Medical Association and has been engaged in practice as a family practitioner in Watertown, South Dakota, since 1973.

Dr. Krafka became a director of the Company in October 1998. He is a member of the South Dakota State Medical Association and has been engaged in the practice of radiology in Rapid City, South Dakota, since 1976.

Dr. Schroeder became a director of the Company in October 1998. He is a member of the South Dakota State Medical Association and has been engaged in practice as a family practitioner in Miller, South Dakota, since 1980.

Dr. Luzier is a member of the South Dakota State Medical Association and has been engaged in the practice of Allergy/Immunology in Aberdeen, South Dakota, since 1986.

Existing Board of Directors

The following table sets forth certain information of the existing Board of Directors, excluding those nominated above, as of April 28, 2004.

Name                          Age         Position with Company
James Reynolds, M.D.          61                 Director
Mr. Van Johnson               59                 Director
Mr. Bob Sutton                35                 Director
James Engelbrecht, M.D.       66                 Director
John Sternquist, M.D.         59                 Director
Vance Thompson, M.D.          44                 Director

Dr. Reynolds became a director of the Company in September 1999. He is a member of the South Dakota State Medical Association and has been engaged in the practice of cardiac surgery in Sioux Falls, South Dakota, since 1978.

Mr. Johnson became a director of the Company in September 1999. He is an independent political lobbyist and has been in practice for over 30 years. He is also an attorney in private practice in Sioux Falls, South Dakota,
since 2001.   Previously, Mr. Johnson was the Executive Vice President of
the South Dakota Auto Dealers Association from 1987 to 2001.

Mr. Sutton became a director of the Company in September 1999. He is currently the Executive Director of the South Dakota Community Foundation in Sioux Falls, South Dakota. Previously, Mr. Sutton was the Executive Vice President of the South Dakota Banker's Association from 1998 to 2002, and the Executive Director of the South Dakota Petroleum Council from 1995 to 1998.

Dr. Engelbrecht became a director of the Company in June 1997. He is a member of the South Dakota State Medical Association and has been engaged in the practice of internal medicine and rheumatology in Rapid City, South Dakota, since 1980.

Dr. Sternquist became a director of the Company in October 2000. He is a member of the South Dakota State Medical Association and has been engaged as a general surgeon in Yankton, South Dakota, since 1980.

Dr. Thompson became a director of the Company in June 2003. He is a member of the South Dakota State Medical Association and has been engaged in the practice of ophthalmology in Sioux Falls, South Dakota, since 1991.

Director Compensation

Each Director receives $250 per Board meeting attended and is reimbursed for costs associated with the attendance of such meetings. The Company currently has no stock options or other equity-based compensation for its directors, officers, or other employees.

Committees and Meetings of the Board of Directors

The Board of Directors of the Company has an Executive Committee consisting of Stephan Schroeder, M.D., Ben Henderson, D.O., and James Engelbrecht, M.D.; an Audit Committee consisting of Stephan Schroeder, M.D., James
Engelbrecht, M.D.; and Mr. Bob Sutton; a Nominating Committee; and a Credentialing Committee.

The purpose of the Executive Committee is to transact business of an emergency nature and other matters specifically directed by the Board of Directors. The Executive Committee held no meetings during 2003.

The purpose of the Audit Committee is to assure adequate and accurate accounting policies and procedures. The Audit Committee reviews and approves the audit function and other controls designed to enforce this function. The Audit Committee met once during 2003.

The purpose of the Nominating Committee is to propose at least one (1) eligible nominee for each director position to be filled and to file such nominations with the Secretary of the Board of Directors. The Nominating Committee consists of the President-Elect of the South Dakota State Medical Association (Herbert Saloum, M.D.), one Class A stockholder (Richard
Holm, M.D.), and one director (Ben Henderson, D.O.). The Nominating Committee met once in 2004 to make the current year nominations.

The Nominating Committee does not have a charter. The registrant is not a listed user as defined in Section 240.10A-3 and has determined that the members of the Nominating Committee are independent as defined by Section 6(a) of the Act(15 U.S.C.78f(a)).

The Nominating Committee will consider nominees from shareholders of the Company. The shareholder must submit a nominating petition giving the name and address of the person submitted for each director position, contain at least five (5) original signatures of holders of Class A Voting Preferred
Stock of the Company, have attached to the nomination a statement signed by the candidate nominated that, if elected, he/she will serve as a director, and be filed with the Secretary of the Company at least forty (40) days prior to the annual meeting. All candidates referred to the Nominating Committee are considered. Qualified candidates are then reviewed and nominated based on minimum qualifications including their personal contacts, business knowledge and location within the state, to assure representation of the entire state.
There are no additional specific requirements needed to qualify for the Board
of Directors.   No fees are paid to third parties for the search or evaluation of potential nominees. There are no shareholders who directly or indirectly own more than 5% of the voting stock of the Company and therefore there are no nominees of greater than a 5% ownership being considered.

The purpose of the Credentialing Committee is to oversee the credentialing function to assure a high-quality provider network for DAKOTACARE members and to provide a peer review function for credentialing and recredentialing. The Credentialing Committee consists of Ben Henderson, D.O.; James
Engelbrecht, M.D.; John Rittmann, M.D.; Thomas Krafka, M.D.; and John Sternquist, M.D. The Credentialing Committee met four times in 2003.

The Board of Directors held four meetings and one conference call during 2003. All incumbent directors attended at least 75% of the meetings of the Board and Committees of which they were members.

All members of the Board of Directors currently perform the functions of a compensation committee.

There is no formal process by which submission of requests, information or other items are to be submitted to the Board of Directors for review. Typically, letters for request are written and addressed to the Board of Directors and mailed or delivered to the main office of the Company, therefore the Board of Directors has determined that no such policy is needed. The items are then given to the individuals within the Company who participate in the meetings for presentation.

There is no formal attendance policy requirements for the members of the Board of Directors at the Annual Meeting. The Board of Directors usually conducts its own meeting within a couple of days of the Annual Meeting and some members of the Board of Directors attend the Annual Meeting. For the Annual Meeting held June 4, 2003, there were 4 members of the Board of Directors present.



AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company is responsible for assisting the Board in monitoring the integrity of the financial statements of the Company, compliance by the Company with legal and regulatory requirements, and the independence and performance of the Company's external auditors. The Audit Committee is comprised of directors who are independent of the Company under the requirements as defined under Section 4200(a)(15) of the NASDAQ Marketplace Rules. The Audit Committee adopted a written charter at the June 4, 2003 Annual Meeting, which was approved by the Board of Directors.

The audited consolidated financial statements of the Company for the year ended December 31, 2003, were audited by McGladrey & Pullen, LLP. The Audit Committee reviews the audited financial statements annually and recommends to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

As part of its activities, the Committee has:
1.  Reviewed and discussed the audited financial statements with management.
2. Discussed with the independent auditing firm the matters required to be discussed by Statement on Auditing Standards No. 61;
3. Received the written disclosures and letters from the independent auditing firm required by Independence Standards Board Standard No. 1;
4. Discussed with the independent auditing firm the respective auditor's Independence.

Based on such activities, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the year ended December 31, 2003, be included in the Annual Report on Form 10-K for the year ended December 31, 2003.

Audit Fees

During the period covering the years ended December 31, 2003 and 2002, McGladrey & Pullen, LLP and RSM McGladrey, Inc., performed the following professional services:

                                     2003      2002

Audit Fees(1)                      $65,500     $59,800
Audit-Related Fees(2)                1,200         400
Tax Fees(3)                          5,500       3,800
All Other Fees(4)                    1,200       3,500

(1)Audit fees consist of fees for the audit of the Company's annual GAAP financial statements and statutory financial statements, review of financial statements included in the Company's quarterly reports on Form
10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)Audit-related fees consist of fees for various accounting consultations.
(3)Tax fees consist of fees for tax consultation and tax compliance services for the Company and its subsidiaries.
(4)All other fees for 2003 consist of fees for consultations related to financing alternatives for the Company. All other fees for 2002 consist of fees related to an agreed upon procedures engagement performed for the Company.

The Audit Committee of the Board of Directors, after consideration of the matter, does not believe the provision of audit-related, tax-related, and nonaudit services, fees for which are disclosed above, is incompatible with maintaining the principal accountant's independence.

The Audit Committee's current practice on pre-approval of services performed by the independent auditors is to approve annually all audit services and, on a case-by-case basis or in accordance with a pre-established approval limit, all permitted non-audit services to be provided by the independent auditors during the calendar year. The Audit Committee reviews each nonaudit service to be provided and assesses the impact of the service on the auditor's independence in accordance with the Audit Committee's pre-approval policies. In addition, the Audit Committee may pre-approve other non-audit services during the year on a case-by-case basis. All services performed by the independent auditors for 2003 were pre-approved in accordance with the Audit Committee's pre-approval policies.

Audit Committee Members
Stephan Schroeder, M.D.
James Engelbrecht, M.D.
Mr. Bob Sutton


AUDIT COMMITTEE FINANCIAL EXPERT

Our Board of Directors has determined that none of the Audit Committee Members qualify as an audit committee financial expert, as that term is defined in rules adopted by the SEC in January 2003. Due to the qualifications needed to become a board member, it is uncertain whether there is anyone, who would be available to the Company, who would also qualified as a financial expert. Attempts have been made to search for potential qualifying board members that also qualify as a financial expert, but the Company has been unsuccessful in its efforts at this time.


COMPENSATION COMMITTEE REPORT

The Board of Directors currently performs the functions of a Compensation Committee. L. Paul Jensen participates in the deliberations of all officers' compensation except for his own.

General Compensation Philosophy

In 1997, the Company adopted an executive compensation philosophy under which total compensation was based on pay practices in the Company's geographical region and a person's experience and responsibilities to the Company. Currently, the executive compensation program does not include long-term incentive or equity compensation. Total compensation for 2003 was based on the median pay practices of comparably sized companies in DAKOTACARE's geographic region, the individual's years of experience, and level of responsibility.

CEO Compensation

L. Paul Jensen does not have an employment contract, but the Company has established a deferred compensation agreement with him. A provision has been made for the future compensation which is payable upon the completion of the earlier of 25 years or any earlier retirement age specified by the Board of Directors by resolution. Mr. Jensen generally devotes a portion of his time to the Company and to the South Dakota State Medical Association. He received separate compensation from the South Dakota State Medical Association during 2003 which totaled $104,074, including a retirement plan contribution. Mr. Jensen's salary for 2003 for the Company was $82,133.

Compensation Committee Members
John Sternquist, M.D.
James Engelbrecht, M.D.
Ben Henderson, D.O.
Thomas Krafka, M.D.
John Rittmann, M.D.
Stephan Schroeder, M.D.
James Reynolds, M.D.
Vance Thompson, M.D.
Mr. Van Johnson
Mr. Bob Sutton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors currently performs the functions of a Compensation Committee. There are no Compensation Committee interlocks with other companies and none of the directors currently is, or has been, an officer, employee, or insider of the Company or its subsidiaries.

EXECUTIVE COMPENSATION

Name and Principal                           All Other
Position                 Year   Salary      Compensation(1)

L. Paul Jensen           2003  $82,133        $14,886
Chief Executive Officer  2002   77,867         14,150
                         2001   81,255         12,880

Kirk J. Zimmer           2003  148,567         20,973
Senior Vice President    2002  143,948         18,285
                         2001  151,508         19,324

Thomas N. Nicholson      2003  160,445         18,324
Vice President, Marketing2002  160,520         18,017
                         2001  145,386         16,389

William O. Rossing, M.D. 2003  126,553         14,457
Vice President,          2002  123,002         13,952
   Medical Director      2001  121,253         13,987

Brian E. Meyer           2003  106,252         12,141
Vice President,          2002  102,992         11,651
     Information Systems 2001  101,003         11,641

(1) Consists of retirement plan contribution and premiums paid on the deferred compensation plan.

The Company has employment agreements with certain executive officers. The Company also maintains key person insurance of $250,000 on L. Paul Jensen and $188,700 on Kirk J. Zimmer.

In connection with employment contracts between the Company and certain officers, provision has been made for future compensation which is payable upon the completion of the earlier of 25 years of service to the Company and related organizations or attainment of the age of 65. At December 31, 2003 and 2002, $79,031 and $77,026, respectively, was accrued under these contracts.


PERFORMANCE GRAPH

No graph is presented because there has been no established market or exchange for the trading of the Class C Non-Voting Common Stock.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 1, 2002, the Company entered into a three year lease of office space with the South Dakota State Medical Association, which requires minimum monthly rentals of $18,982. The Company has also entered into other short term lease agreements for which the total rental commitments at December 31, 2003 was not significant. Total rental payments for the years December 31, 2003, 2002, and 2001, were $254,562, $252,087, and $239,216, respectively.

The Company provides group health insurance coverage for employees of the South Dakota State Medical Association. Total premium income from the affiliate for the years ended December 31, 2003, 2002, and 2001, was $108,750, $85,005, and
$66,086, respectively.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 31, 2004, regarding the beneficial ownership of securities of the Company by (i) each person or group who is known by the Company to be the beneficial owner of more than 5% of the outstanding voting securities, (ii) all directors of the Company and nominees for directors, (iii) each individual named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole voting and investment power (or shares such powers with his or her spouse), subject to the terms of the respective classes of securities of the Company and the information contained in the notes to the table.


                           Name of         Amount & Nature of     Percent
Title of Class        Beneficial Owner     Beneficial Ownership   of Class

Class B Preferred(1)  South Dakota State         1,800            100%
                      Medical Association(2)

Class A Preferred(3)  James Engelbrecht, M.D.        1            .07%
Class C Common(4)                                1,160            .08%

Class A Preferred     Ben J. Henderson, D.O.         1            .07%
Class C Common                                   1,060            .08%

Class A Preferred     Thomas Krafka, M.D.            1            .07%
Class C Common                                  16,640           1.22%

Class A Preferred     John Rittmann, M.D.            1            .07%
Class C Common                                   8,340            .61%

Class A Preferred     Stephan D. Schroeder, M.D.     1            .07%
Class C Common                                   1,920            .14%

Class A Preferred     James Reynolds, M.D.           1            .07%
Class C Common                                  50,440           3.69%

Class A Preferred     John Sternquist, M.D.          1            .07%
Class C Common                                     560            .04%

Class A Preferred     Vance Thompson, M.D.           1            .07%

Class C Common        Van Johnson                   --             --

Class C Common        Bob Sutton                    --             --

Class C Common        L. Paul Jensen(5)          5,760            .42%

Class C Common        Thomas Nicholson              --             --

Class C Common        William Rossing, M.D.      8,720            .64%

Class C Common        Kirk J. Zimmer               800            .06%

Class C Common        Brian E. Meyer                --             --

Class A Preferred	All Directors and Executive        9            .56%
	Officers as a Group

Class C Common        (14 people)               95,400           7.06%

(1)Class B Preferred refers to the Class B Voting Preferred Stock of the
Company.
(2)The South Dakota State Medical Association is an affiliated company.
(3)Class A Preferred refers to the Class A Voting Preferred Stock of the
Company.
(4)Class C Common refers to the Class C Non-Voting Common Stock of the Company.
(5)L. Paul Jensen is the Chief Executive Officer of the South Dakota State Medical Association.

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC, and furnish copies of those reports to the Company. Based solely on a review of the copies of such reports furnished to the Company, and written representations from the executive officers and directors, the Company believes that during 2003 all other filing requirements were complied with.


OTHER MATTERS

The Board of Directors of the Company knows of no matters that may come before the Annual Meeting other than those referred to above. However, if any procedural or other matters should properly come before the Annual Meeting calling for a vote of the stockholders, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

McGladrey & Pullen, LLP, served as the Company's independent certified public accountants for 2003 and is serving in that capacity for 2004. It is not expected that representatives of McGladrey & Pullen, LLP, will attend the Annual Meeting of Stockholders or have the opportunity to make a statement or respond to questions.


STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Any proposal by a stockholder to be presented at the 2005 Annual Meeting must be received at the Company's principal executive offices, 1323 South Minnesota Avenue, Sioux Falls, South Dakota 57105, addressed to James Engelbrecht, M.D., the Secretary of the Company, not later than January 11, 2005.

                  BY ORDER OF THE BOARD OF DIRECTORS,

                  /s/__James Engelbrecht, M.D.________
                  James Engelbrecht, M.D.
                  Secretary

Dated:  April 28, 2004